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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-02245, 333-50809, 33-17530, 33-17405, 33-28118, 33-47446, 33-78102 and
333-42010 of Photronics, Inc. on Form S-8 of our report dated December 6, 2000, appearing in this Annual Report on Form 10-K of Photronics, Inc. for the year ended October 31, 2000.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Hartford, Connecticut
January 25, 2001